Exhibit 99.1
ICU Medical, Inc. Announces First Quarter 2020 Results and Updates Fiscal Year 2020 Guidance
SAN CLEMENTE, Calif., May 7, 2020 (GLOBE NEWSWIRE) -- ICU Medical, Inc. (Nasdaq:ICUI), a leader in the development, manufacture and sale of innovative medical products used in infusion therapy and critical care applications, today announced financial results for the quarter ended March 31, 2020.

First Quarter 2020 Results

First quarter 2020 revenue was $328.6 million, compared to $330.9 million in the same period last year. GAAP gross profit for the first quarter of 2020 was $121.4 million, as compared to $135.3 million in the same period last year. GAAP gross margin for the first quarter of 2020 was 37%, as compared to 41% in the same period last year. GAAP net income for the first quarter of 2020 was $16.8 million, or $0.78 per diluted share, as compared to GAAP net income of $31.0 million, or $1.44 per diluted share, for the first quarter of 2019. Adjusted diluted earnings per share for the first quarter of 2020 were $1.81 as compared to $2.58 for the first quarter of 2019. Also, adjusted EBITDA was $63.0 million for the first quarter of 2020 as compared to $77.9 million for the first quarter of 2019.

Adjusted EBITDA and adjusted diluted earnings per share are measures calculated and presented on the basis of methodologies other than in accordance with GAAP. Please refer to the Use of Non-GAAP Financial Information following the financial statements herein for further discussion and reconciliations of these measures to GAAP measures.

Vivek Jain, ICU Medical’s Chief Executive Officer, said, “First quarter results were generally in line with our expectations except for some additional demand within our IV Solutions business due to the COVID-19 pandemic.”

Revenues by product line for the three months ended March 31, 2020 and 2019 were as follows (in millions):

	Three months ended March 31,
Product Line	2020	2019	$ Change
Infusion Consumables	$123.5	$120.5	$3.0
Infusion Systems	88.4	84.3	4.1
IV Solutions*	104.3	113.2	(8.9)
Critical Care	12.4	12.9	(0.5)
	$328.6	$330.9	$(2.3)
*IV Solutions includes $13.5 million and $21.5 million of contract manufacturing to Pfizer for the three months ended March 31, 2020 and 2019, respectively.

Fiscal Year 2020 Guidance Update

Due to significant changes in certain foreign currency exchange rates, lower interest rates on cash balances and incremental interest expense from borrowings on the Company’s revolving credit line, the Company is updating its full year 2020 guidance to reflect these impacts and will provide any other updates if necessary on the second quarter conference call consistent with the Company’s historical practice. The Company is revising adjusted EBITDA from a range of $240 million to $260 million to a range of $230 million to $250 million and adjusted earnings per share from a range of $6.50 to $7.20 to a range of $5.95 to $6.65.

Conference Call

The Company will host a conference call to discuss first quarter 2020 financial results, as well as, provide a comprehensive update of the impact of the COVID-19 pandemic on the Company, today at 4:30 p.m. EDT (1:30 p.m. PDT). The call can be accessed at (800) 936-9761, international (408) 774-4587, conference ID 9758925. The conference call will be simultaneously available by webcast, which can be accessed by going to the Company's website at icumed.com, clicking on the Investors tab, clicking on Event Calendar and clicking on the Webcast icon and following the prompts. The webcast will also be available by replay.

About ICU Medical, Inc.

ICU Medical, Inc. (Nasdaq:ICUI) develops, manufactures and sells innovative medical products used in infusion therapy, and critical care applications. ICU Medical's product portfolio includes IV smart pumps, sets, connectors, closed system transfer devices for hazardous drugs, sterile IV solutions, cardiac monitoring systems, along with pain management and safety software technology designed to help meet clinical, safety and workflow goals. ICU Medical is headquartered in San Clemente, California. More information about ICU Medical, Inc. can be found at www.icumed.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as ''will,'' ''expect,'' ''believe,'' ''could,'' ''would,'' ''estimate,'' ''continue,'' ''build,'' ''expand'' or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding the future, including our fiscal year 2020 guidance. These forward-looking statements are based on management's current expectations, estimates, forecasts and projections about the Company and assumptions management believes are reasonable, all of which are subject to risks and uncertainties that could cause actual results and events to differ materially from those stated in the forward-looking statements. These risks and uncertainties include, but are not limited to, decreased demand for the Company's products, decreased free cash flow, the inability to recapture conversion delays or part/resource shortages on anticipated timing, or at all, changes in product mix, increased competition from competitors, lack of growth or improving efficiencies, unexpected changes in the Company's arrangements with its largest customers and the impact of the ongoing COVID-19 pandemic on the Company and our financial results. Future results are subject to risks and uncertainties, including the risk factors, and other risks and uncertainties, described in the Company's filings with the Securities and Exchange Commission, which include those in the Company's most recent Annual Report on Form 10-K and our subsequent filings. Forward-looking statements contained in this press release are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

ICU MEDICAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31, 2020	December 31, 2019
	(Unaudited)	(1)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$419,557	$268,670
Short-term investment securities	20,115	23,967
TOTAL CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENT SECURITIES	439,672	292,637
Accounts receivable, net of allowance for doubtful accounts	198,158	202,219
Inventories	311,604	337,640
Prepaid income taxes	18,140	15,720
Prepaid expenses and other current assets	34,601	33,981
TOTAL CURRENT ASSETS	1,002,175	882,197
PROPERTY AND EQUIPMENT, net	455,624	456,085
OPERATING LEASE RIGHT-OF-USE ASSETS	50,430	34,465
GOODWILL	30,767	31,245
INTANGIBLE ASSETS, net	206,837	211,408
DEFERRED INCOME TAXES	21,904	27,998
OTHER ASSETS	49,242	48,984
TOTAL ASSETS	$1,816,979	$1,692,382
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$86,348	$128,629
Accrued liabilities	120,009	117,776
Short-term debt	150,000	—
Income tax payable	944	2,063
TOTAL CURRENT LIABILITIES	357,301	248,468
CONTINGENT EARN-OUT LIABILITY	17,300	17,300
OTHER LONG-TERM LIABILITIES	50,041	32,820
DEFERRED INCOME TAXES	1,985	2,091
INCOME TAX PAYABLE	14,459	14,459
COMMITMENTS AND CONTINGENCIES	—	—
STOCKHOLDERS’ EQUITY:
Convertible preferred stock, $1.00 par value Authorized—500 shares; Issued and outstanding— none	—	—
Common stock, $0.10 par value — Authorized, 80,000 shares; Issued — 20,833 shares at March 31, 2020 and 20,743 shares at December 31, 2019 and outstanding — 20,825 shares at March 31, 2020 and 20,742 shares at December 31, 2019	2,083	2,074
Additional paid-in capital	665,679	668,947
Treasury stock, at cost	(1,573)	(157)
Retained earnings	738,616	721,782
Accumulated other comprehensive loss	(28,912)	(15,402)
TOTAL STOCKHOLDERS' EQUITY	1,375,893	1,377,244
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,816,979	$1,692,382
______________________________________________________
(1) December 31, 2019 balances were derived from audited consolidated financial statements.

ICU MEDICAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In thousands, except per share data)

	Three months ended March 31,
	2020	2019
TOTAL REVENUES	$328,607	$330,932
COST OF GOODS SOLD	207,192	195,629
GROSS PROFIT	121,415	135,303
OPERATING EXPENSES:
Selling, general and administrative	72,305	72,633
Research and development	10,746	12,823
Restructuring, strategic transaction and integration	12,307	24,392
Change in fair value of contingent earn-out	—	(7,700)
Contract settlement	—	2,783
TOTAL OPERATING EXPENSES	95,358	104,931
INCOME FROM OPERATIONS	26,057	30,372
INTEREST EXPENSE	(196)	(133)
OTHER (EXPENSE) INCOME, net	(5,480)	3,191
INCOME BEFORE INCOME TAXES	20,381	33,430
PROVISION FOR INCOME TAXES	(3,547)	(2,432)
NET INCOME	$16,834	$30,998
NET INCOME PER SHARE
Basic	$0.81	$1.51
Diluted	$0.78	$1.44
WEIGHTED AVERAGE NUMBER OF SHARES
Basic	20,780	20,527
Diluted	21,507	21,551

Use of Non-GAAP Financial Information

This press release contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). The non-GAAP financial measures should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. There are material limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may not be comparable to similarly titled non-GAAP financial measures used by other companies, including peer companies. Our management believes that the non-GAAP data provides useful supplemental information to management and investors regarding our performance and facilitates a more meaningful comparison of results of operations between current and prior periods. We use non-GAAP financial measures in addition to and in conjunction with GAAP financial measures to analyze and assess the overall performance of our business, in making financial, operating and planning decisions, and in determining executive incentive compensation. The non-GAAP financial measures included in this press release are adjusted EBITDA and adjusted diluted earnings per share ("Adjusted Diluted EPS").

Adjusted EBITDA excludes the following items from net income:

Interest, net: We exclude interest in deriving adjusted EBITDA as interest can vary significantly among companies depending on a company's level of income generating instruments and/or level of debt.

Stock compensation expense: Stock-based compensation is generally fixed at the time the stock-based instrument is granted and amortized over a period of several years. The value of stock options is determined using a complex formula that incorporates factors, such as market volatility, that are beyond our control. The value of our restricted stock awards is determined using the grant date stock price, which may not be indicative of our operational performance over the expense period. Additionally, in order to establish the fair value of performance-based stock awards, which are currently an element of our ongoing stock-based compensation, we are required to apply judgment to estimate the probability of the extent to which performance objectives will be achieved. Based on the above factors, we believe it is useful to exclude stock-based compensation in order to better understand our operating performance.

Intangible asset amortization expense: We do not acquire businesses or capitalize certain patent costs on a predictable cycle. The amount of purchase price allocated to intangible assets and the term of amortization can vary significantly and are unique to each acquisition. Capitalized patent costs can vary significantly based on our current level of development activities. We believe that excluding amortization of intangible assets provides the users of our financial statements with a consistent basis for comparison across accounting periods.

Depreciation expense: We exclude depreciation expense in deriving adjusted EBITDA because companies utilize productive assets of different ages and the depreciable lives can vary significantly resulting in considerable variability in depreciation expense among companies.

Restructuring, strategic transaction and integration: We incur restructuring and strategic transaction charges that result from events, which arise from unforeseen circumstances and/or often occur outside of the ordinary course of our ongoing business. Although these events are reflected in our GAAP financial statements, these unique transactions may limit the comparability of our ongoing operations with prior and future periods.

Change in fair value of contingent earn-out: We exclude the impact of certain amounts recorded in connection with business combinations. We exclude items that are either non-cash or not normal, recurring operating expenses due to their nature, variability of amounts, and lack of predictability as to occurrence and/or timing.

Product-related charges: We exclude non-cash product-related charges in determining our non-GAAP financial measures as they may limit the comparability of our ongoing operations with prior and future periods and distort the evaluation of our normal operating performance.

Contract settlement: Occasionally, we are involved in contract renegotiations that may result in one-time settlements. We exclude these settlements as they have no direct correlation to the operation of our ongoing business.

Write-off of assets: Occasionally, we may write-off certain assets. We exclude the non-cash write-off of these assets in determining our non-GAAP financial measures as they may limit the comparability of our ongoing operations with prior and future periods and distort the evaluation of our normal operating performance.

Taxes: We exclude taxes in deriving adjusted EBITDA as taxes are deemed to be non-core to the business and may limit the comparability of our ongoing operations with prior and future periods and distort the evaluation of our normal operating performance.

Adjusted Diluted EPS excludes from diluted EPS, net of tax, intangible asset amortization expense, stock compensation expense, restructuring, strategic transaction and integration, change in fair value of contingent earn-out, product-related charges, contract settlement, and write-off of certain assets. The tax effect on the above adjustments is calculated using the specific tax rate applied to each adjustment based on the nature of the item/or the tax jurisdiction in which the item has been recorded.

From time to time in the future, there may be other items that we may exclude if we believe that doing so is consistent with the goal of providing useful information to investors and management.

The following tables reconcile our GAAP and non-GAAP financial measures:

ICU MEDICAL, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)
(In thousands)

	Adjusted EBITDA
	Three months Ended March 31,
	2020	2019
GAAP net income	$16,834	$30,998

Non-GAAP adjustments:
Interest, net	(1,102)	(1,476)
Stock compensation expense	6,939	6,209
Depreciation and amortization expense	20,957	19,074
Restructuring, strategic transaction and integration	12,307	11,716
Change in fair value of contingent earn-out	—	(7,700)
Product-related charges	2,626	—
Contract settlement	860	3,973
Write-off of assets	—	12,676
Provision for income taxes	3,547	2,432
Total non-GAAP adjustments	46,134	46,904

Adjusted EBITDA	$62,968	$77,902

	Adjusted diluted earnings per share
	Three months ended March 31,
	2020	2019
GAAP diluted earnings per share	$0.78	$1.44

Non-GAAP adjustments:
Stock compensation expense	$0.32	$0.29
Amortization expense	$0.27	$0.19
Restructuring, strategic transaction and integration	$0.57	$0.54
Change in fair value of contingent earn-out	$—	$(0.36)
Product-related charges	$0.12	$—
Contract settlement	$0.04	$0.18
Write-off of assets	$—	$0.59
Estimated income tax impact from adjustments	$(0.29)	$(0.29)
Adjusted diluted earnings per share	$1.81	$2.58

ICU Medical, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Financial Measures - Fiscal Year 2020 Outlook (Unaudited)
(In millions, except per share data)

	Low End of Guidance	High End of Guidance
GAAP net income	$64	$79

Non-GAAP adjustments:
Interest, net	1	1
Stock compensation expense	22	22
Depreciation and amortization expense	86	86
Restructuring, strategic transaction and integration	34	34
Contract settlement and product-related charges	4	4
Provision for income taxes	19	24
Total non-GAAP adjustments	166	171

Adjusted EBITDA	$230	$250

GAAP diluted earnings per share	$2.97	$3.67

Non-GAAP adjustments:
Stock compensation expense	$1.04	$1.04
Amortization expense	$1.06	$1.06
Restructuring, strategic transaction and integration	$1.57	$1.57
Contract settlement and product-related charges	$0.20	$0.20
Estimated income tax impact from adjustments	$(0.89)	$(0.89)
Adjusted diluted earnings per share	$5.95	$6.65

CONTACT:
ICU Medical, Inc.
Brian Bonnell, Chief Financial Officer
(949) 366-2183

ICR, Inc.
John Mills, Partner
(646) 277-1254